                                                                    EXHIBIT 10.2

                 STANDARD FORM COMMERCIAL AND INDUSTRIAL LEASE


Landlord:                Massachusetts Mutual Life Insurance Company

Project:                 Plymouth Office/Tech Center

Tenant: Vascular Solutions, Inc., a Minnesota corporation with an address at 2495 Xenium Lane North, Plymouth, Minnesota 55441

Lease Date:              February 11, 1998

Lease Term:              April 1, 1998 to and including March 31,  2003

Occupancy:               Landlord shall deliver possession of the Premises to
                         Tenant upon the complete execution of this Lease for purposes of allowing Tenant to commence leasehold improvements to the Premises. If Tenant takes occupancy of the Premises prior to April 1, 1998 for the conduct of business, such early occupancy of the Premises shall be subject to all of the terms and provisions of this Lease and Tenant shall pay Base Rent at the rate of $7,936.64 per month and Additional Rent under Paragraph
                         3 of this Lease (at the monthly rate therein stated) for the period prior to April 1, 1998 during which Tenant so occupies the Premises (prorated for the number of days in such period).

Base Rent:               See Exhibit F, payable in advance on or before the 1st
                         day of each month during the Lease Term, at Massachusetts Mutual Life Insurance Company, c/o United
                         Properties Corporation, 3500 West 80th Street, #200,
                         Minneapolis, Minnesota 55431, or such other place as Landlord may from time to time designate in writing.

Security - Deposit /     Fifteen Thousand Dollars and 00/100 ($15,000.00), as
Letter of Credit:        described in  Exhibit A attached hereto.


Premises:                The space cross-hatched on Exhibit B attached hereto
                         (the "Premises"), consisting of approximately 16,743 square feet of rentable area in the building (the
                         "Building") constructed on the tract of land (the
                         "Land") located in the City of Plymouth, County of Hennepin, State of Minnesota, (the "Land") legally described on Exhibit C attached hereto.

     WITNESSETH THAT, in consideration of the Lease for the Premises, the rents agreed to be paid, and of all the other mutual covenant and agreements herein contained,

IT IS AGREED:

     1. PREMISES AND USE. Landlord hereby leases to Tenant and Tenant hereby accepts and leases from Landlord, for the term set forth above, the Premises, together with the right to use, in common with Landlord and other tenants of the Building and their agents, employees and invitees, the parking areas, walkways, driveways and any other areas, facilities or improvements located in or on the Building or land and designed or intended to be used in common (the "common areas").

     The Premises shall be used by Tenant for the manufacturing of medical devices and or office, and or warehouse purposes, (provided, however, that Landlord does not hereby make any warranty or representation, expressed or implied, that the Premises may be used for such purposes under applicable Building and zoning and other laws, ordinances and codes), and for no other purpose, in compliance with all applicable federal, state and local laws, ordinances, codes, rules, regulations and orders, and also in compliance with the rules and regulations of Landlord which are attached hereto as Exhibit D, as the same may from time to time be supplemented or amended. Tenant shall, at its expense, make any and all alterations and improvements to the Premises required at any time in order for the Premises and the use thereof to comply with such laws, ordinances, codes, rules and regulations and orders. No part of the Premises shall be used for any purpose which constitutes a nuisance or which is dangerous, illegal or offensive, or which interferes with the general safety, comfort and convenience of the Landlord and other tenants of the Building.

     2. ACCEPTANCE OF PREMISES. Tenant acknowledges that it has inspected the Premises and accepts them in their present condition as suitable for the purposes for which they are leased, and further acknowledges that no representations as to the repair of the Premises, nor promises to alter, remodel or improve the Premises, have been made by Landlord, except as may be provided on the attached Exhibit E.

     If Landlord does not complete leasehold improvements, if any, to be completed by Landlord, and deliver possession of the Premises on or before the commencement date of this Lease, or if Landlord is unable for any other reason to deliver possession of the Premises by such date, Landlord shall not thereby be deemed to be in default hereunder, and shall not thereby be liable to Tenant for any loss, damage, cost or expense suffered or incurred by Tenant, nor shall the commencement date or the Term of this Lease be affected or changed thereby, and Tenant agrees to accept possession of the Premises at such time as Landlord is able to tender the same.

     3. ADDITIONAL RENT. In addition to Base Rent set forth above, Tenant agrees to pay Landlord, at the time and place that the payments of Base Rent are due and payable, Tenant's prorata share of (1) all real estate taxes and installments of special assessments levied or assessed against the land and the Building, due and payable in any calendar year falling in whole or in part within the Lease Term, (2) premiums for casualty, rent loss and public liability insurance which Landlord maintains with respect to the land and the Building, and (3) all expense for or on account of (i) lighting, cleaning, removing snow from, policing and otherwise properly operating, maintaining and repairing the parking area and other common areas, (ii) providing water and other utilities to common areas and providing water or other utilities to tenants which are not separately metered, (iii) maintaining and repairing the structural portions and exterior of the Building, including painting of the same, and landscaped portions of the land, (iv) window washing,
(v) making repairs and replacements to and of the heating, cooling, ventilating, electrical and plumbing systems serving the Building, and (vi) management fees (all of the items listed in clauses (1), (2) and (3) above being hereinafter referred to as the "Shared Expenses." If Landlord makes any special improvements during the term of this Lease in order to comply with any federal, state or local law or governmental regulation, or to save energy or reduce maintenance costs, the reasonable annual amortization of the cost thereof, with interest at the lesser of twelve percent (12%) per annum or the highest rate permitted by law, shall be deemed a Shared Expense in each of the calendar years during which such amortization occurs. Tenant's prorata share of the Shared Expenses shall be based on the number of square feet of rentable area in the Premises bears to the total number of square feet of rentable area in the Building, including space occupied by Landlord. "For purposes hereof, rentable area shall be computed by measuring to the outside finished surface or permanent outer Building walls. The rentable area of a Building shall be the sum of the rentable area of all enclosed floors of the Building, including mechanical equipment floors, penthouses, and the like." Tenant's prorata share of the Shared Expenses shall be adjusted as of each January 1 during the Lease Term, based on Landlord's estimate of the Shared Expenses for the ensuing calendar year, and on each such January 1 and the first (1st) day of each month during such calendar year, Tenant shall pay Landlord one-twelfth of Tenant's prorata share of such estimated Shared Expenses. Within ten (10) days after Landlord shall have determined the actual Shared Expenses for such calendar year, appropriate adjustments shall be made between Landlord and Tenant. Tenant's prorata share of Shared Expenses for the years in which this Lease commences and terminates shall be prorated on a per diem basis. Shared Expenses shall be determined in accordance with generally accepted accounting principles.

     In addition to the Base Rent set forth above, Tenant also agrees to pay to Landlord, as additional rent, upon demand, all management fees, attorneys' fees and other fees, and out-of-pocket costs and expenses if any, incurred by Landlord in connection with this Lease, including without limitation, any such fees, costs and expenses payable by Landlord to others for dealing with or handling inquires by Tenant, for dealing with or handling delinquencies or defaults by Tenant hereunder and for enforcing the provisions hereof, but specifically excluding any such fees, costs and expenses payable by Landlord to others for negotiating or preparing this Lease.

     4. UTILITIES. Tenant shall pay for all utilities that are now or in the future shall be separately metered to the Premises, including gas, electricity, water and sewer and any other utility service used within the Premises during the Term of this Lease.

     5. MAINTENANCE BY LANDLORD. Subject to the provisions of paragraph 3 hereof, Landlord shall, at its expense, keep the structural parts of the Building in good order, safe condition and repair, including the exterior walls, roof, floor, foundation and interior support column except as otherwise herein and more specifically stated in paragraph 7 of this Lease.

     6. MAINTENANCE BY TENANT. Tenant shall be solely responsible for providing and paying for its own interior (i.e. within the Premises) janitorial services, including without limitation window washing, for the Premises. Further, Tenant shall be solely responsible for the maintenance and repair of the following items: the interior of the Premises; entrance and interior doors; overhead doors entering the Premises; heating, cooling, ventilating, sprinkler, electrical and plumbing fixtures and equipment located in or serving the Premises; the replacement of broken glass located in or forming a part of the perimeter of the Premises; and the interior of the loading dock area portion of the Premises. Tenant shall maintain in full force and effect during the Lease Term, and provide Landlord with a copy of, a service contract with respect to any utility fixtures and equipment which Tenant is required to maintain and repair pursuant hereto, or, in the alternative, shall provide Landlord with periodic certifications, as requested by landlord, that Tenant has performed all such required maintenance and repair. If Tenant does not provide such certificate indicating a satisfactory maintenance program, Landlord shall notify Tenant in writing of such breach of contract and Tenant shall within fifteen (15) days provide such certificate or proof of maintenance acceptable to Landlord. In the event Tenant does not notify landlord in writing within specified time period Landlord shall provide such maintenance and bill Tenant therefore, which costs shall be payable upon receipt of invoice.

     7. GENERAL REPAIR. In the event that any act or omission resulting in the necessity for maintenance or repair of the land, Building and/or Premises involves the negligence, gross negligence or deliberate act of a party to the Lease, not normally obligated to perform such maintenance or repair, or any agent, employee or invitee of such party, then such party shall be responsible for performing the maintenance or repair or paying for the same. Nothing in this paragraph 7 is intended or shall be construed as negating or modifying the waiver of subrogation provisions contained in paragraph 9 below as to acts or omissions covered by fire and extended risk or personal property insurance policies.

     8. INSURANCE BY TENANT. Landlord, and Landlord's agents and employees, shall not be liable to Tenant, or those claiming through or under Tenant, for injury, death, property damage, burglary, theft or disappearance occurring in, on or about the Premises, the Building, and the land and appurtenances thereto, and Tenant shall indemnify and hold them harmless from any claim, damage, cost and expense (including attorneys' fees) or liability arising out of any injury, death, property damage, burglary, theft or disappearance occurring in, on or about the Premises to Tenant or any agent, employee or invitee of Tenant, unless due to Landlord's gross negligence or willful misconduct.

     The Tenant, at the Tenant's sole cost and expense, shall maintain for the mutual benefit of the Landlord and the Tenant, general public liability insurance against claims for personal injury, death or property damage occurring upon, in or about the Premises, such insurance to afford protection in a combined single limit of not less than $2,000,000.00. All policies of insurance shall be in form and substance satisfactory to Landlord, shall be written with companies satisfactory to the Landlord, and shall provide for at least ten (10) business days written notice to Landlord prior to cancellation. Such policies, or certificates thereof, shall be delivered to landlord prior to the commencement of the Lease Term; and evidence of any renewal of such insurance shall be delivered to Landlord not less than thirty (30) days prior to the expiration of the term of such coverage.

     The Tenant covenants that it will not do or permit to be done, nor keep nor permit to be kept upon the Premises, anything that will contravene the policy or policies of insurance against loss by fire or other causes, or which will increase the rate of fire or other insurance on the Building. Should any act of the Tenant so increase said rate, then, in addition to the rentals hereinabove provided for, the Tenant shall be liable for such additional premium, which shall be payable when billed as additional rent, collectible in the same manner as the rents hereinabove provided for. Tenant covenants that under no circumstances will it keep or permit to be kept, do or permit to be done, in or about the Premises, anything of a character so hazardous as to render it difficult, impracticable or impossible to secure such insurance in companies acceptable to the Landlord, and further, immediately upon notice, to remove from the Premises and/or to desist from any practice deemed by the insurance companies or the Association of Fire Underwriters as so affecting the insurance risk.

     Anything contained in this Lease to the contrary notwithstanding, Tenant agrees that it shall look solely to the estate and property of Landlord in the Land and Building of which the Premises form a part, for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord for any default or breach by Landlord of any of its obligations under this Lease, subject, however, to the prior rights of any ground or underlying landlord or the holder of any mortgage covering the Building or of Landlord's interest therein. No other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim. This provisions shall not be deemed, construed or interpreted to be or constitute an agreement, express or implied, between Landlord and Tenant that Landlord's interest hereunder and in the Building shall be subject to impressment of an equitable lien or otherwise. Nothing herein contained shall be construed to limit any right of injunction against Landlord, where appropriate.

     9. WAIVER OF SUBROGATION. Landlord, on its own behalf and on behalf of anyone claiming through or under it, hereby waives and releases all claims, liabilities and causes of action against Tenant and the agents, employees and invitees of Tenant, and Tenant, on its own behalf and on behalf of anyone claiming through or under it, hereby waives and releases all claims, liabilities and causes of action against Landlord and the agents, employees and invitees of Landlord, for loss or damage to, or destruction of, the Premises or any portion thereof, the Building and other improvements situated on the land, as well as the improvements, fixtures, equipment, supplies, merchandise and other property located in, upon or about the Premises, resulting from fire, explosion or other perils included in standard fire and extended coverage insurance, whether caused by the negligence of any of said persons or entities or otherwise.

     10. IMPAIRMENT OF USE. In the event of damage to the Premises during the term hereof by fire, the elements or other casualty, Landlord shall restore the Premises, at its cost, with reasonable dispatch unless Landlord shall, within sixty (60) days of the date of the occurrence of such fire or casualty, elect not to rebuild. In the event Landlord elects not to rebuild as above set forth, then this Lease shall cease and terminate as of the date of such damage and destruction, any rental prepaid for the period after such date shall be refunded to Tenant, and Tenant shall have no claim against Landlord for the value of any unexpired Term of this Lease. During any such restoration, to the extent the Premises shall be untenantable or it shall be impracticable to conduct business therein, the rent shall abate proportionately. In the event of such damage to the Premises, Landlord shall not be responsible for repairing or restoring leasehold improvements, personal property, machinery or equipment of Tenant.

     11. ASSIGNMENT. Tenant shall not assign, sublease, mortgage, pledge or in any manner transfer the Premises or any part thereof or this Lease without the prior written consent of Landlord. If the Tenant is a partnership, corporation or other legal entity, any change in the partnership interest, stock or legal or beneficial ownership of such partnership, corporation or other entity shall be deemed an assignment of this Lease for purposes of this paragraph 11. Landlord agrees that Landlord's consent to a proposed assignment or sublease shall not be unreasonably withheld or delayed. Tenant acknowledges that Landlord may withhold such consent if (a) the proposed assignee or subtenant intends to use the Premises for a use which is not permitted under paragraph 1 of this Lease, or
(b) the financial condition and reputation of the proposed assignee or subtenant is not reasonably satisfactory to Landlord. If Landlord consents to a proposed assignment or sublease, Tenant shall remain fully liable for and shall not be released from any or all of its obligations and liabilities under this Lease.

     12. ALTERATIONS AND MECHANIC'S LIENS. Tenant shall not make any alterations or improvements to the Premises without prior written approval of the Landlord, which approval may be conditioned on the Tenant's compliance with such requirements with respect to such alterations as Landlord may impose, including without limitation the furnishing of a bond or other security satisfactory to Landlord against mechanics' liens and claims therefore. Any such work approved by Landlord shall be done in good, workmanlike manner in conformance with applicable Building codes, free and clear of mechanics' liens and claims therefore. Any alterations and improvement shall become the property of Landlord upon being affixed to the Premises and all right, title and interest of the Tenant therein shall immediately cease, provided, however, that if directed by Landlord, Tenant, at its expense shall remove any such alterations and improvements from the Premises at the expiration of the Lease Term, and repair any damage to the Premises or the Building caused by the installation or removal of such alterations and improvements. Tenant may remove from the Premises at the expiration of the Lease Term, the trade fixtures purchased and installed by Tenant. Tenant shall be required to leave the Premises in as good as, or better condition. However the removal of any and all fixtures shall be approved by Lessor prior to Lessee commencing such removal, provided Lessee, at its expense, repairs any and all damage associated with said removal. Landlord hereby specifically approves the installation of the Tenant's sign shown on Exhibit F attached hereto. Landlord at its discretion during the Term of this Lease shall have the right to change or modify all sign criteria approved herein or otherwise adopted during the Term of this Lease.

     13. SURRENDER. Upon the expiration or termination of this Lease, Tenant shall peaceably surrender the Premises broom-clean, in good condition and repair, fire and other casualty, reasonable wear and tear (which term shall not include wear and tear resulting from acid, salt or other substances used by Tenant in the operation of its business, or installations made by Tenant) excepted. Tenant shall, at its expense, leave the Premises as required in paragraph 12 hereof and shall also remove all of its trade fixtures, personal property, equipment and signs from the Premises. Any property not removed on or before the expiration or termination of this lease shall be deemed to have been abandoned. Any damage to the Premises caused in the removal of such items shall be repaired by and/or at the expense of Tenant.

     14.  DEFAULT OF TENANT AND REMEDIES.

          A. Events of Default and Remedies. If Tenant fails to pay any monies due hereunder or to perform any other of the terms, covenants, conditions or obligations of this Lease to be performed by Tenant, or if any proceeding is commenced by or against Tenant for the Purpose of subjecting the assets of Tenant to any law relating to bankruptcy or insolvency or for an appointment of a receiver of Tenant or any of Tenant's assets, or if Tenant makes a general assignment of Tenant's assets for the benefit of creditors, then in any such event, Tenant shall be in default hereunder, and Landlord shall have the right, at its option, in addition to any other rights and remedies it may have hereunder, or at law or in equity or by statue or otherwise, to terminate this Lease as to all future rights of Tenant, and have, regain, repossess and enjoy the Premises. Should Landlord at any time terminate this Lease for any such default, in addition to any other remedies Landlord may have, Landlord may recover from Tenant and Tenant shall indemnify Landlord against, all loss of rents and other damages Landlord may incur by reason of such default, including the cost of recovering and reletting Premises, and reasonable attorneys' fees.

          B. Right of Landlord to Cure Default of Tenant. Landlord may, at its option, instead of exercising any other rights or remedies available to it in this Lease or otherwise, spend such sums of money as is reasonably necessary to cure any default of Tenant herein and the amount so spent, and cost incurred, including reasonable attorneys' fees in curing such default, shall be paid by Tenant, as additional rent, upon demand.

          C. Legal and Other Expenses. In the event suit shall be brought for recovery of possession of the Premises, for the recovery of rent or any other amount due under the provisions of this Lease, or because of the breach of any other covenant herein contained on the part of Tenant to be kept or performed, Tenant shall pay Landlord all expenses incurred therefore, including reasonable fees of attorneys.

          D. Cumulative Remedies. No remedy herein or elsewhere in this Lease or otherwise by law, statue or equity conferred upon or reserved to Landlord shall be exclusive of any other remedy, but shall be cumulative, and may be exercised from time to time and as often as the occasion may arise.

          E. Overdue Payments. If Tenant fails to pay an installment of rent or any other sum due and payable to landlord on or before the first fifth day of the calendar month when such installment becomes due and payable, Tenant shall pay to Landlord a late charge (to cover Landlord's administrative and overhead expenses of processing late payments) equal to the greater of one hundred dollars ($100.00) or five percent (5%) of the amount of such installment and, in addition, such unpaid installment shall bear interest at the rate of twelve percent (12%) per annum from the date such installment became due and payable to the date of payment thereof by Tenant; provided, however, that nothing herein contained shall be construed or implemented in such a manner as to allow Landlord to charge or receive interest in excess of the maximum legal rate then allowed by law. Such late charge and interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent. Tenant shall be granted one (1) five (5) day grace period per calendar year without late fees or interest charges.

     15. SUBORDINATION. At the option of the holder or holders of any such mortgage, ground lease or other security, this Lease shall be subordinate to any and all mortgages, ground leases, or other security covering the Premises, including any renewal, modifications, consolidations, replacements and extensions thereof, now or hereafter recorded against the Premises, the Building or land. Tenant agrees to execute any instruments which may be deemed by the Landlord or such holder or holders as necessary or desirable to further effect the subordination of this Lease to any such security.

     Tenant shall, from time to time, and within ten (10) days after receipt of a request from Landlord therefore, execute and deliver to Landlord, or to any holder or proposed holder of a security interest in the Premises or to any proposed purchaser of the Premises, a certificate in recordable form, certifying that this lease is in full force and effect, and that there are no offsets against rent nor defenses to performance of Tenant under this Lease, or setting forth any such offsets or defenses claimed by Tenant, as the case may be, and certifying as to such other matters as is reasonably requested. Tenant shall make no charge for executing and delivering such certificate.

     In the event the original Lease hereunder, or any successor owner of the Building, shall sell or convey the Building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all such liabilities and obligations shall be binding on the new owner. Tenant agrees to attorn to such new owner in writing if requested by Landlord to do so.

     Landlord hereby reserves the right to sell, assign or transfer this Lease upon the condition that in such event this Lease shall remain in full force and effect, subject to the performances by Tenant of all the terms covenants and conditions on its part to be performed. In the event that such purchaser, assignee or transferee agrees to perform all the terms, covenants and conditions of Landlord pursuant to this Lease which are to be performed by Landlord from and after the effective date of such sale, assignment or transfer then, upon any such sale, assignment or transfer, other than merely as security, Tenant agrees to look solely to the purchaser, assignee or transferee with respect to all matters in connection with this Lease and the transferor Landlord shall be released from any further obligations hereunder.

     Notwithstanding anything in this paragraph 15 to the contrary, Landlord agrees to use reasonable efforts to procure a non-disturbance agreement in favor of Tenant from any future first mortgagee or ground lessor of the Building. Tenant understands that (a) Landlord shall not be obligated to expend any funds to procure such agreement and (b) Tenant's obligations under this Lease are not conditioned on Landlord's obtaining such agreement from any such mortgagee or ground lessor and Tenant's sole and exclusive remedy for Landlord's failure to use such efforts shall be a claim for actual damages directly caused as a result of such breach (excluding any indirect, consequential or punitive damages), which damages shall not exceed the amount of Rent payable under this Lease from and after the date of said default, and in no event shall Tenant be entitled to terminate this Lease or to any abatement of Rent as a result of such breach. Such non-disturbance agreement shall be in such mortgagee's or ground lessor's customary form.

     16. HOLDING OVER. In the event Tenant remains in possession of the Premises after the expiration of this Lease, it shall be deemed to be occupying the premises as a tenant from month-to-month, subject to all the conditions, provisions and obligations of this Lease insofar as the same can be applicable to a month-to-month tenancy; provided, however, that the Base Rent required to be paid by Tenant during any holdover period shall be 150% of the amount of the Base Rent set forth above. Any holding over, however, pursuant to this Article shall not be considered as constituting a renewal or extension of this Lease.

     17. NOTICES. Any notice required or permitted under this Lease shall be deemed sufficiently given or served if sent by recognized national overnight delivery service or by registered or certified mail, return receipt requested, postage prepaid, to Tenant at its address set forth above and to Landlord in care of Cornerstone Real estate Advisers, Inc., 311 South Wacker Drive, Suite 980, Chicago, Illinois 60606, with a copy to the address then fixed for the payment of rent, and either party may by like written notice at any time designate a different address to which notices shall subsequently be sent. Such notices shall be deemed received by the party to whom they are sent on the fifth day following the date of delivery to the United States Post Office Department.

     18. ENTRY BY LANDLORD. Upon reasonable notice, Tenant agrees to permit the Landlord and any authorized representatives of the Landlord to enter the Premises at all times during usual business hours or at any other time in case of emergency, to inspect the same and to make any repairs or perform any work deemed necessary or desirable by the Landlord. During the progress of any such work, the Landlord may keep and store upon the Premises all necessary materials, tools and equipment. The Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage to the Tenant.

     The Tenant further agrees to permit the Landlord and any authorized representatives of the Landlord to enter the Premises at all times during usual business hours to exhibit the same for the purpose of sale or mortgage, and to display on the Premises usual "For Sale" or "To Let" signs.

     19. SUCCESSORS AND ASSIGNS. The terms, covenants and conditions hereof shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

     20. HAZARDOUS WASTE. Tenant shall not (either with or without negligence) cause or permit the escape, disposal or release of any biologically or chemically active or other hazardous substances, or material. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law for the storage and use of such substances or material, nor allow to be brought into the Building any such materials or substances except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such substances or materials. Without limitation, hazardous substances and materials shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous material, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Leased Premises. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of hazardous substances or materials on the Lease Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this lease from any release of hazardous material in or about the Land, the Building, or the Premises, or elsewhere if caused by Tenant, its officers, employees, contractors, suppliers, invitees, or persons acting under or on behalf of Tenant. This Section shall survive the expiration or earlier termination of the Lease Term.

     21. LIMITATION OF LIABILITY. Notwithstanding any provision in this Lease to the contrary, under no circumstances shall Landlord's liability or that of its directors, officers, employees and agents for failure to perform any obligations arising out of or in connection with the Lease or for any breach of the terms or conditions of this Lease (whether written or implied) exceed Landlord's equity interest in the Building. Any judgments rendered against Landlord shall be satisfied solely out of proceeds of sale of Landlord's interest in the Building. No personal judgment shall lie against Landlord upon extinguishment of its rights in the Building provided that the new landlord assumes the Landlord's obligations under this Lease, and any judgments so rendered shall not give rise to any right of execution or levy against Landlord's assets. The provisions hereof shall inure to Landlord's successors and assigns including any Lender. The foregoing provisions are not intended to relieve Landlord from the performance of any of Landlord's obligations under this Lease, but only to limit the personal liability of Landlord in case of recovery of a judgment against Landlord; nor shall the foregoing be deemed to limit Tenant's rights to obtain injunctive relief or specific performance or other remedy which may be accorded Tenant by law or under this Lease.

     22.  GENERAL.

         A. No waiver of any default of either party hereunder shall be implied from any omission by the other party hereunder to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

         B. This Lease and signed Exhibits known as A, B, C, D, E, F, G, H & I and attached hereto forming a part hereof set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant affecting the Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than are herein set forth.

         C. The singular of all terms used herein shall include the plural, the plural shall include the singular, and the use of any gender herein shall include all other genders, where the context so requires.

         D. If Tenant vacates or abandons the Premises and is not in default under this Lease, Landlord shall have the right to terminate this Lease (without payment of any termination fee or penalty by or to Landlord or Tenant) by giving Tenant written notice of termination at any time thereafter, which notice shall specify the actual effective date of termination. If Landlord exercises such termination right, all rent shall be paid through and apportioned as of the effective date of termination and neither party shall have any further rights or obligations under this Lease for the period accruing after the effective date of termination.

     IN WITNESS WHEREOF, the Landlord and Tenant have caused this Lease to be duly executed as of the Lease Date set forth above.

LANDLORD:                                 TENANT:

MASSACHUSETTS MUTUAL LIFE                 VASCULAR SOLUTIONS, INC.
INSURANCE COMPANY                         a Minnesota corporation

By: CORNERSTONE REAL ESTATE
ADVISERS, INC., ITS AGENT

By:    /S/ T. FLEMING                     BY:     /S/ HOWARD C. ROOT
       ---------------                            ------------------

ITS:   VICE PRESIDENT                     ITS:    CEO
       ---------------                            ------------------

Date:  2/15/98                            DATE:   FEBRUARY 12, 1998
       ---------------                            ------------------

                                   EXHIBIT A

                                LETTER OF CREDIT

                                   EXHIBIT B

                                   FLOOR PLAN

                                   EXHIBIT C

                               LEGAL DESCRIPTION


East 300 feet of North 726 feet of NE 1 & 4, Unplatted 27 118 22.

                                   EXHIBIT D

                         BUILDING RULES AND REGULATIONS

All words used herein shall have the same meaning as established in the Lease to which these Rules have been attached.

     1. TRASH: Tenant shall be responsible for contracting and paying for trash removal, including the cost of rental or purchase of suitable trash receptacles, which trash receptacles shall have been approved by Landlord. Such trash receptacles shall be stored inside the Premises or at such other location as is designated by Landlord. Tenant shall not leave or store any materials, trash, refuse or litter on the land or common areas.

     2. DISTURBANCE: No noise, conduct or process shall be permitted at any time which shall, in the reasonable opinion of Landlord, serve to annoy or disturb any other tenants of the Building.

     3. PARKING: Use of the parking area shall be subject to such rules as Landlord may promulgate from time to time. Tenant shall not use or permit the use of the parking area for the overnight storage of automobiles or other vehicles without prior written approval of Landlord. Lessee shall have the non-exclusive use of forty-six (46) stalls on the property, as per the building's current parking ratio. All future parking ratios are subject to governmental rights of eminent domain.

     4. SIGNS: No sign, advertisement or other visual aid shall be painted, affixed or otherwise exposed on the windows, doors or any part of the exterior of the Building, on the land or on the parking area, without the prior written approval of the Landlord. All identification signs shall be in accordance with the Building standards and submitted to Landlord for written approval and shall be incorporated herein and made a part hereof. Interior illuminated signs must also be submitted to Landlord for written approval.

     5. LOCKS: No additional locks will be placed on any of the doors of the Premises without the prior written approval of the Landlord.

     6. FIXTURE MOVEMENT: Any and all furniture, fixtures and goods will be moved by Tenant and at Tenant's expense whenever such moving is necessitated for the purpose for Building repair or maintenance to be performed by Landlord.

     7. WASTE; OVERLOADING FLOORS; DANGEROUS SUBSTANCES: Tenant shall not do or suffer any waste or damage, disfigurement or injury to the Premises or the Building, or permit or suffer any overloading of the floors of the Premises. If Tenant stores any dangerous substance or material on the Premises, Landlord shall have, in addition to any other rights and remedies it may have under the Lease, the right to remove and store the same, all at the cost and expense of the Tenant .

     8. WASTE OF UTILITIES: Tenant shall not overload any utility lines, pipes or systems serving the Premises, nor waste or overuse any utilities furnished to the Premises which are not separately metered, and that in case of any excessive use or consumption of any such utilities Tenant will pay the cost thereof.

     9. RULES AMENDMENT: These Rules may be added to or reasonably amended by Landlord for the benefit of all tenants of the Building, and such amendments will become effective immediately upon notification.

     Tenant hereby acknowledges receipt of and agrees to be bound by and comply with these Rules and any amendments hereto, and further agrees that any violations of these Rules or any amendments hereto shall be deemed to constitute a default under the Lease, of which these Rules and any amendments hereto shall be considered to be a part.

                                   EXHIBIT E

                             LEASEHOLD IMPROVEMENTS


     1. Tenant accepts the Premises in an "as-is" condition, without any representation, warranty, allowance or build-out from Landlord with respect to the condition or improvement thereof; provided, however, that (a) Landlord represents to Tenant that as of the date Landlord delivers possession of the Premises to Tenant the mechanical systems serving the Premises, such as rooftop HVAC units, plumbing, lights and all electrical outlets shall be in operable condition, and (b) Landlord agrees to reimburse Tenant for certain space planning and construction management fees as set forth in Paragraph 8 below.

     2. Tenant, at its sole expense, shall perform all work (the "Work") necessary to make and install all leasehold improvements to the Premises desired by Tenant for Tenant's initial occupancy thereof. The Work shall be performed in accordance with Paragraph 12 of the Lease.

     3. Prior to commencing the Work, Tenant shall submit to Landlord appropriate plans, drawings and descriptions for the Work (the "Plans", collectively). The Plans shall be subject to the written approval of Landlord.

     4. Tenant shall be allowed to use a licensed contractor of choice. However, such contractor and all associated work shall be approved in writing by Lessor, prior to commencement of any and all construction.

     5. Prior to commencing the Work, Tenant, at its expense, shall obtain or cause the contractor to obtain all building permits and other governmental approvals required for the Work and furnish Landlord with copies of same.

     6. Prior to commencing the Work, Tenant shall cause the contractor to obtain and furnish to Landlord certificates of insurance evidencing Worker's Compensation Insurance, Commercial General Liability Insurance and Builder's Risk Insurance (in form, content and amounts satisfactory to Landlord) covering the Work and endorsed to include Landlord as an additional insured.

     7. Landlord agrees to reimburse Tenant in an amount (the "Allowance") equal to the actual, documented, out-of-pocket costs paid by Tenant for space planning and construction management services provided to Tenant in connection with the Work, but in no event shall the Allowance exceed $5,000. Landlord shall pay the Allowance to Tenant within 30 days after Tenant takes occupancy of the Premises for the conduct of business and submits a written request therefor to Landlord, together with invoices and full and final lien waivers for the work completed from the contractor and all sub-contractors, suppliers and others providing lienable services in connection with the work supporting the amount of the Allowance.

     8. Tenant agrees to indemnify, defend and hold Landlord harmless from and against all claims, liabilities, losses, damages and expenses of whatever nature arising out of or in connection with the Work or the entry of Tenant or Tenant's contractors or subcontractors into the Building and the Premises, including, without limitation, mechanic's liens, the cost of any repairs to the Premises or Building necessitated by activities of Tenant or Tenant's contractors or subcontractors, bodily injury to persons or damage to property. It is understood and agreed that the foregoing indemnity shall be in addition to the insurance requirements set forth above and shall not be in discharge of or in substitution for same or any other indemnity or insurance provision of the Lease.

     9. There shall be no deferral or extension of the commencement date of the Lease Term nor any deferral or extension of the rental commencement date by reason of any delays in the commencement or completion of the Work.

                                   EXHIBIT F
                                   =========

                               BASE RENT SCHEDULE
                               ==================


          MONTHS                            MONTHLY BASE RENT

          01-24                             $7,935.64

          25-60                             $8,340.26

                                   EXHIBIT G

                             ADDITIONAL PROVISIONS


Tenant's Right to Early Termination
-----------------------------------

Tenant may cancel the Lease at any time after the 36th month of the Lease.

1. Tenant will give Landlord at least six (6) months prior written notice of Tenant's election to terminate this Lease.

2. Tenant may terminate this Lease only as of the last day of a month (the "Termination Date"). The Termination Date will be stated in Tenant's written notice to Landlord. With Tenant's six (6) months written notice and as a conditions of Tenant's termination, Tenant will pay Landlord as a termination fee in bank funds, the sum of the following items (I) one months gross rent based on monthly billing at the time notice is given, plus (ii) the unamortized portion of the leasing commissions ($36,584.58) paid by Landlord to United Properties Corporation in connection with this Lease, and
    (iii) the unamortized cost of the improvements ($5,000.00) (without consideration of any salvage value) made by Landlord pursuant to the Lease, as of the Termination Date. The amortization of the $41,584.58 total will be on a straight-line basis, using a 12% interest rate over the initial sixty
    (60) month term of the Lease. See Exhibit H for the amortization schedule.

3. All payments due to Landlord under the terms of the Lease must continue to be made up through and including the Termination Date. Landlord may reject Tenant's election to terminate this Lease if there is an uncured Event of Default at the time of the notice to terminate or any time thereafter.

4. Landlord may reject Tenant's election to terminate this Lease if there is an uncured event of default at the time of the notice to terminate or any time thereafter.

5. On or prior to the Termination Date, Tenant will surrender possession of the Leased Premises to Landlord in accordance with the provisions of the Lease, as if the Termination Date were the expiration date of the Lease.

6. Upon termination Landlord and Tenant will be relieved of their obligation under this Lease, except for those accruing prior to the Termination Date.

7. Tenant's Right to Early Termination is exercisable during the initial term only and shall become null and void should Tenant exercise its Option to Extend as described in this Exhibit G.

                                  EXHIBIT G-1

                             ADDITIONAL PROVISIONS

Right of First Offer
--------------------

During the Term of this Lease, but subject to the existing prior rights of any other party, if any, Tenant is hereby granted a Right of First Offer on the space contiguous to the Premises and shown on the attached Exhibit B, which may from time to time become vacant (the "ROFO Space"). Before Landlord markets any portion of the ROFO Space to any party other than the then current occupant, if any, or those having a prior right, Landlord will notify Tenant of the availability and description of the ROFO Space and the basic terms under which Landlord is going to market the ROFO Space and Tenant will have the first opportunity to lease such ROFO Space prior to the other third parties. Within five (5) days of such notice, time being of the essence, Tenant shall give Landlord a notice that it either does or does not wish to enter into a lease with Landlord for the ROFO Space. In the event that Tenant's notice provides that it does not wish to enter into a lease for the ROFO Space of if Tenant fails to give Landlord the notice it desires respecting the ROFO Space within the foregoing required five (5) day period, then Landlord shall be entitled to proceed to market and / or lease the ROFO Space to a third party free and clear of Tenant's right of first offer and such right shall be deemed forever terminated with respect to the ROFO Space described in the notice from Landlord.

In the event that Tenant gives Landlord a notice are required in the preceding paragraph that it wishes to lease the ROFO Space from Landlord, then Tenant shall have thirty (30) days from the date of the notice within which to sign a new lease covering the ROFO Space or to sign an amendment to this Lease adding the ROFO Space. In the event Tenant fails to sign such a lease or amendment to this Lease within said thirty (30) day period, time being of the essence, then Landlord shall be entitled to proceed to market and / or lease the ROFO Space to a third party free and clear of such right and such right shall be deemed terminated with respect to the ROFO Space described in the notice from Landlord.

Option to Extend
----------------

Tenant shall have one (1) option to extend this Lease in accordance with the provisions of this paragraph for an additional term of five (5) years on all of the same terms and conditions of this Lease with the exception of base rent payable under Base Rent hereof which shall be Landlord's then prevailing base rent being charged by Landlord for space in the building reasonably comparable to the Premises. If Tenant elects to exercise the foregoing option to extend, it shall give Landlord written notice of its election to do so on or before September 1, 2002 but not prior to July 1, 2002, time being of the essence, which notice shall also request that Landlord shall furnish Tenant with the base rent figure for the term extension within ten (10) days of receipt of Tenant's notice of exercise. Provided, however, in the event Landlord and Tenant have not signed an amendment to this Lease for any reason confirming the extended term of the Lease and setting forth the base rent for the term by January 1, 2003, time being of the essence, then Tenant's extension of the Lease shall be deemed null and void and this Lease shall expire on its initial expiration date as if the above extension option had not been exercised. Tenant has no other options to extend this Lease except as set forth in this paragraph.

                                       2